Exhibit 10.17

                               ASSIGNMENT OF LEASE


Account #C-8703-02

         This Assignment of Lease (the "Assignment") is entered into as of this 9th day of November, 1999 by and among AMERICAN PROPERTY MANAGEMENT CORP. as Agent for and on behalf of WESTON HOLDING CO., L.L.C., (hereinafter referred to as "Lessor"), DAVID J. NEFF, Individually, (hereinafter referred to as "Lessee"), and CYPOST CORPORATION, a Delaware corporation, (hereinafter referred to as "Assignee").

                                   WITNESSETH:

         WHEREAS, Lessor and Lessee previously entered into a Lease dated July 9, 1996 for space (1,902 square feet) in the Jeffrey Center Office Building (hereinafter referred to as the "Leasehold"), which was extended on April 10, 1997 ("Lease Extension") and amended on July 30, 1997 ("First Amendment") and further amended on January 18, 1999 ("Second Amendment"). A true copy of said Lease is attached hereto as Exhibit "A", the Lease Extension as Exhibit B, the First Amendment as Exhibit "C" and the Second Amendment as Exhibit "D".

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, $1 and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree:

         1. Lessee does hereby demise, lease, assign, and let unto Assignee all right, title and interest of Lessee in said Lease, and Assignee agrees to accept the assignment of the Lease and Leasehold AS-IS. Assignee further covenants, represents and warrants to abide faithfully by each and every covenant, condition, and term of the Lease as though the Lease were originally written between Lessor and Assignee.

         2. As a material inducement to Lessor's accepting and ratifying this Assignment, Lessee hereby covenants and agrees to continue to be the obligor under the Lease and to be bound by all terms and conditions of the Lease; provided, however, that Lessor agrees to accept performance from Assignee in lieu of performance by Lessee to the extent that Assignee so performs. Lessee specifically waives presentment, demand, notice and protest and agrees that Lessor may look to Lessee and/or Assignee, jointly and severally, as to any violation or breach of the Lease.

         3. Lessee agrees to indemnify and hold harmless Assignee from any claim, expense, damage or liability of every nature which may arise out of the Lease prior to the date of this Assignment of Lease. Assignee agrees to indemnify and hold harmless Lessee from any claim, expense, damage or liability of every nature which may arise out of the Lease after the date of this Assignment of Lease.

         4. Lessee has previously deposited the sum of Four Thousand Four Hundred twenty-seven and 04/l00ths Dollars ($4,427.04) with Lessor as a security deposit to assure compliance with all terms and conditions of the Lease. Upon execution hereof, Lessor shall transfer said security deposit to the account of the Assignee. Said security deposit shall be subject to the terms and conditions of the Lease and this Assignment.

         5. The parties do hereby ratify and reaffirm the Lease and this Assignment.

         6. The Lease may not be further assigned or the Leasehold sublet without the prior written consent of Lessor and Lessee, which consents shall not be unreasonably withheld.

         7. This Assignment may be executed in counterparts and shall be binding upon and inure to the benefit of the successors, assigns and representatives of the parties.

         To certify, witness our hands the date first above written.

LESSOR:                                              LESSEE:

AMERICAN PROPERTY MANAGEMENT                         DAVID J. NEFF, Individually
CORP., as Agent for and on behalf of
WESTON HOLDING CO. L.L.C.

By:/s/ Douglas D. Lindholm                           /s/ David J. Neff
   ----------------------------                      ----------------------
     Douglas D. Lindholm                             David J. Neff, Individually
     Vice President of Commercial
      Property
Date:  November 11, 1999                             Date: November 9, 1999

Address for Notices:                                 Address for Notices:
         PO Box 12127                                1016 SW Taylor
         Portland, Oregon 97212-0127                 Portland, OR 97205
         2154 N.E. Broadway, #200
         Portland, Oregon 97232-1561

ASSIGNEE:

CYPOST CORPORATION,
a Delaware corporation


By:      /s/ Robert Sendoh
Name:    ROBERT SENDOH
Title:   CHAIRMAN
Date:    Nov. 9/99

Address for Notices:
         260 W. Esplanade
         North Vancouver, BC Canada V7M3G7

[LOGO]

                          American Property Management

                               Commercial Division

                2154 N.E. Broadway - Portland, Oregon 97232-1590
          Mailing Address: P.O. Box 12127, Portland, Oregon 97212-0127
                    Phone (503) 284-2147 - FAX (503)287-1587

                               THE JEFFREY CENTER
                                  RETAIL LEASE

              This lease, made and entered into at Portland, Oregon

                                this July 9, 1996

                                 by and between

               AMERICAN PROPERTY MANAGEMENT CORP., as LESSOR, and

                     David J. Neff, Individually, as LESSEE.

              AMERICAN PROPERTY MANAGEMENT CORP. Account #C-8703-02

                  LESSOR hereby leases to LESSEE the following:

                        Retail Space #1016 (the Premises)

                         Consisting of 1,902 square feet

           (as measured from the center of the tenant demising walls)

         This measurement includes a load factor for the building of 0%

                              In THE JEFFREY CENTER

              (the Building) at 1016 S.W. Taylor, Portland OR 97205

                      for a term commencing August 1, 1996

                      and continuing through July 31, 1997;

                 at a Base Rental of $1,919.61 (U.S.) per month

              payable in advance on the first day of each month at 2154 N.E. Broadway, Suite #200, Portland, Oregon 97232-1561

                           commencing August 1, 1996.


                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A

LESSOR and LESSEE covenant and agree as follows:

1.1      ACCEPTANCE OF LEASED PREMISES

         Except as may be provided for in any exhibit, appendix or rider hereto, occupancy shall be construed to mean that LESSEE expressly acknowledges that it has fully inspected the Leased Premises and accepts the Leased Premises in their present condition. LESSEE further acknowledges LESSOR hall not be responsible for any alterations, improvements or repairs unless by written agreement of the parties, attached to and made a part of this Lease. The premises square footage is an approximations only and may vary from the actual square footage. Prior to occupancy LESSEE may inspect and measure the Leased Premises to confirm the square footage. Pursuant to the above, however, as of occupancy LESSEE shall be deemed to have accepted the Leased Premises, and will be deemed to have waived any objection to the square footage approximations set forth herein.

1.2      DELIVERY OF POSSESSION

         Should LESSOR be unable to deliver possession of the Premises on the date fixed for the commencement date of the term, commencement will be deferred and LESSEE shall owe no rent until receiving notice from LESSOR tendering possession to LESSEE. If possession is not so tendered within 45 days following commencement of the term, then LESSEE may elect to cancel this lease by providing written notice to LESSOR within 10 days following expiration of the 45 day period. LESSOR shall have no liability to LESSEE for delay in delivering possession, nor shall such delay extend the term of this lease in any manner.

1.3      EARLY POSSESSION

         If LESSEE occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this LEASE, such occupancy shall not advance the termination date, and LESSEE shall pay rent for such period at the initial monthly rates set forth above.

2.1      RENT PAYMENT

         LESSEE shall pay the Base Rent for the Premises and any additional rent provided herein without deduction or offset. Rent for any partial month during the lease term shall be prorated to reflect the number of days during the month that LESSEE occupies the Premises based on a thirty (30) day month/365 day year. Rent not paid when due shall bear interest at the rate of one-and-one-half percent (1 1/2%) per month until paid in full. LESSOR may at its option impose a late charge of .10 for each $1 of rent or $50.00, whichever is greater, for rent payments made more than 10 days after its due date in lieu of interest for the first month of delinquency, without waiving any other remedies available for default.


                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A

3.1      LEASE CONSIDERATION

         Upon LESSEE'S execution of the LEASE, LESSEE shall pay the Base Rent for the first full month of the LEASE term for which rent is payable and in addition shall pay the sum of $3,839.22, as LEASE CONSIDERATION. LESSOR may apply the LEASE CONSIDERATION to pay the cost of performing any obligation which LESSEE fails to perform within the time required by this LEASE, but such application by LESSOR shall not be the exclusive remedy for the LESSEE'S default. If the LEASE CONSIDERATION is applied by LESSOR, LESSEE shall on demand pay the sum necessary to replenish the LEASE CONSIDERATION current to its required amount. To the extent not applied by LESSOR to cure defaults by LESSEE, the LEASE CONSIDERATION shall be applied against the rent payable for the last month of the term. The LEASE CONSIDERATION shall not be refundable. When the Base Rent is adjusted per the terms of the LEASE, an additional amount shall be paid to bring the LEASE CONSIDERATION amount equal to the newly adjusted Base Rent amount.

4.1      USE OF PREMISES

         LESSEE shall use said demised Premises during the term of this LEASE for the conduct of the following business: Internet Arena/Coffee House and for no other purpose whatsoever without LESSOR'S written consent.

         The LESSEE will not make any unlawful, improper or offensive use of said Premises: LESSEE will not suffer any strip or waste thereof; LESSEE will not create or permit any objectionable fumes, noise, vibration or odor to escape or to be emitted from said Premises or do anything or permit anything to be done upon or about said Premises in any way tending to create a nuisance; LESSEE will not sell or permit to be sold any spirituous, vinous or malt liquors on said Premises, excepting such as LESSEE may be licensed by law to sell and as may be herein expressly permitted; nor will LESSEE sell or permit to be sold any controlled substance on or about said Premises.

         The LESSEE will not allow the leased Premises at any time to fall into such a state of repair or disorder as to increase the fire hazard thereon; LESSEE shall not install any power machinery on said Premises except under the supervision and with the written consent of the LESSOR; LESSEE shall not store gasoline or other highly combustible materials on said Premises at any time; LESSEE will not use said Premises in such a way or for such a purpose that the fire and liability insurance rates for the Building in which said Premises are located is thereby increased or that would prevent the LESSOR to obtain reduced premium rates for long term fire and liability insurance policies. LESSEE shall not conduct any activities that will in any manner degrade or damage the reputation of the Building.

         If the Premises herein LEASED are located at street level, then at all times LESSEE shall keep the sidewalks in front of the demised Premises free and clear of ice, snow, rubbish, debris and obstruction; and if the LESSEE occupies the entire building, LESSEE will not permit rubbish, debris, ice or snow to accumulate on the roof of said Building so as to stop up


                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A
or obstruct gutters or downspouts or cause damage to said roof, and will hold harmless and protect the LESSOR against any injury whether to LESSOR or to LESSOR'S property or to any other person or property caused by LESSEE'S failure in that regard.

         The LESSEE will not overload the floors of said Premises in such a way as to cause any undue or serious stress or strain upon the Building in which said demised Premises are located, or any part thereof, and the LESSOR shall have the right, at any time, to call upon any competent engineer or architect whom the LESSOR may choose, to decide whether or not the floors of said Premises, or any part thereof, are being overloaded so as to cause any undue or serious stress or strain is such as to endanger or injure said Building, or any part thereof, then and in that event the LESSEE agrees immediately to relieve said stress or strain either by reinforcing the Building or by lightening the load which causes such stress or strain in a manner satisfactory to the LESSOR.

         LESSEE agrees that all activities in the LEASED Premises be conducted in a safe manner to comply with all life, fire and safety codes of the City Fire Bureau, and the insurance carrier. LESSEE agrees to maintain the LEASED space in a clean manner at all times, and to perform any cleaning tasks and record keeping of same as requested by any City Fire Bureau, building owner, or insurance carrier. LESSEE agrees that they will maintain at their expense, all required fire preventions, fire suppressant equipment other than the building sprinkler systems, as requested or required by the City or the insurance carrier. LESSEE is not allowed to use the space for any spray painting unless they have complied with all City Codes allowing such use and written evidence of compliance has been supplied to the LESSOR, and LESSOR has issued a written authorization to the LESSEE permitting such use. Any hand wood finishing allowed by the City Fire Bureau is to be done in a safe manner and all material stored in approved receptacles. LESSEE agrees that if practical, that upon leaving leased spaced every day, they will shut off the entire electrical source at the main disconnect in their area.

         If the LESSOR is required by City Code or the insurance carrier to add additional fire prevention device of any kind, the LESSEE agrees to pay their proportionate costs based on the square footage amortized over the remaining term of the LEASE, or to vacate the space.

         LESSEE shall comply at LESSEE'S own expense with all laws and regulations of any Municipal, County, State, Federal or other public authority, including the Americans with Disabilities Act (ADA), respecting the use of said leased Premises.

         The LESSEE shall regularly occupy and use the demised Premises for the conduct of LESSEE'S business, and shall not abandon or vacate the Premises for more than ten (10) days without written approval of LESSOR.

4.2      EQUIPMENT

         LESSEE shall install in the Premises only such equipment as is customary for LESSEE'S use and shall not overload the weight capacity of the floors or the capacity of the electrical circuits of the Premises or Building or alter the plumbing or wiring of the Premises or Building. LESSOR must approve, in advance, the location and manner of installing any

                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A
electrical, heat generating or communication equipment or exceptionally heavy articles. Any additional air conditioning required because of heat generating equipment or special lighting installed by the LESSEE shall be installed at LESSEE'S expense.

4.3      SIGNS

         No signs, banners, awnings, antennas, or other apparatus shall be painted on or attached to the Building or anything placed on any glass or woodwork of the Premises or positioned so as to be visible from outside the Premises without LESSOR'S written approval as to design, size, location and color. All signs installed by LESSEE shall comply with LESSOR'S standards for signs and all applicable codes and ordinances and all signs and sign hardware shall be removed upon termination of this LEASE with the sign location restored to its former state unless LESSOR elects to retain all or any portion thereof. If the Building has a designated sign area and such area has space available then LESSEE may request to have LESSEE'S business name placed on said space at a set rate determined by LESSOR for the set-up and installation.

5.1      UTILITIES AND SERVICES

         LESSEE shall be solely responsible for and pay for all charges for all electricity, telephone, garbage service, janitorial service and any other utilities used or consumed in or on the leased Premises during the existence of this LEASE unless otherwise agreed between LESSOR and LESSEE. LESSEE shall comply with all the government laws or regulations regarding the use of utilities on the Premises. Interruption of services or utilities shall not be deemed an eviction or disturbance of LESSEE'S use and possession of the Premises, render LESSOR liable to LESSEE for damages, or relieve LESSEE from performance of LESSEE'S obligations under this LEASE, but LESSOR shall take all reasonable steps to correct any interruptions in service. Electrical service furnished will be 110 volts unless different service already exists in the Premises. The LESSOR shall only provide repair and maintenance to building standard florescent light fixtures. The LESSOR shall not be responsible for repair, maintenance (including light bulb replacement) for non-building standard light fixtures.

5.2      EXTRA USAGE

         If LESSEE uses excessive amounts of LESSOR provided utilities and/or services of any kind because of operation during normal Building hours and/or outside of normal Building hours, high demands from office machinery and equipment, nonstandard lighting or any other cause, LESSOR may impose a reasonable charge for supplying such extra utilities and/or services, which charge shall be payable monthly by LESSEE in conjunction with rent payments. In case of dispute over any extra charge under this paragraph, LESSOR shall designate a qualified independent engineer whose decision shall be conclusive on both parties. LESSOR and LESSEE shall each pay one-half (1/2) of the cost of such determination.

         LESSEE shall be solely responsible for and promptly pay for the removal of all debris, cardboard, all and any other refuse generated in LESSEE'S moving into premises including the replacement of office furniture and equipment during tenancy and in vacating the premises.


                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A

Upon request, LESSOR shall supply LESSEE the name of a recycling company to remove recyclable items. LESSEE shall pay such additional charge in full upon receipt of statement.

6.1      REPAIRS AND IMPROVEMENTS

         The LESSOR shall not be required to make any repairs, alterations, additions, or improvements to or upon said Premises during the term of the LEASE, except only those hereinafter specifically provided for; the LESSEE hereby agrees to maintain and keep said LEASED Premises including all interior and exterior doors, interior wiring, plumbing and drain pipes to sewers or septic tank, in good order and repair during the entire term of this LEASE at LESSEE'S own cost and expense, and to replace all glass which may be broken or damaged during the term hereof in the windows and doors of said Premises with glass of as good or better quality as that now in use. LESSEE further agrees not to make any alterations, additions or improvements to or upon said Premises without the written consent of the LESSOR first being obtained.

         The LESSOR agrees to maintain in good order and repair during the term of this LEASE the exterior walls, roof, gutters, downspouts and foundations of the Building in which the demised Premises are situated and the sidewalks thereabouts. It is understood and agreed that the LESSOR reserves and at any and all times shall have the right to alter, repair, or improve the Building of which said demised Premises are a part, or to add thereto and for that purpose at any time may erect scaffolding and all other necessary structures about and upon the demised Premises with such materials as LESSOR may deem necessary therefore, and LESSEE waives any claim to damages, including loss of business resulting therefrom. All partitions, plumbing, electrical wiring, additions to or improvements upon said leased Premises, whether installed by the LESSOR or LESSEE, shall be and become a part of the Building as soon as installed and the property of the LESSOR unless otherwise herein provided.

7.1      INDEMNITY

         LESSEE shall not allow any liens to attach to the Building or LESSEE'S interest in the Premises as a result of its activities. LESSEE shall indemnify and defend LESSOR from any claim, liability, damage, or loss occurring on the Premises, arising out of any activity by LESSEE, its agents, or invitees or resulting from LESSEE'S failure to comply with any term or condition of this LEASE. LESSOR shall have no liability to LESSEE because of loss or damage caused by the acts or omissions of other tenants of the Building, or by third parties.

7.2      INSURANCE

         LESSEE shall carry liability insurance in the amount of no less than $1,000,000.00 and which insurance shall have an endorsement naming LESSOR and LESSOR'S agent, if any, as an additional insured and covering the liability insured under Paragraph 7.1 of this LEASE. LESSEE shall furnish to LESSOR a certificate evidencing such insurance which shall state that the coverage shall not be cancelled or materially changed without ten (10) days advance written notice to LESSOR and LESSOR'S agent, if any, and a renewal certificate shall be furnished at

                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A
least ten (10) days prior to expiration of any policy. LESSEE is responsible for their own fire insurance, see Section 8.2.

8.1      FIRE OR CASUALTY

         "Major Damage" means damage by fire or other casualty to the Building or the Premises which causes the Premises or any substantial portion of the Building to be unusable, or which will cost more than 25 percent (25%) of pre-damage value of the Building to repair, or which is not covered by insurance. In case of Major Damage, LESSOR may elect to terminate this LEASE by notice in writing to LESSEE within 30 days after such date. If this LEASE is not terminated following Major Damage, or if damage occurs which is not Major Damage, LESSOR shall promptly restore all damage to tenant improvements or alterations installed by LESSEE or pay the cost of such restoration to LESSOR if LESSOR elects to do the restoration of such improvements. Rent shall be reduced from the date of damage until the date restoration work being performed by LESSOR is substantially complete, with the reduction to be in proportion to the area of the Premises not useable by LESSEE.

8.2      WAIVER OF SUBROGATION

         LESSEE shall be responsible for insuring its personal property and trade fixtures located on the Premises. Neither LESSOR nor LESSEE shall be liable to the other for any loss or damage caused by fire, water damage, sprinkler leakage, or any of the risks that are or could be covered by a standard all risk insurance policy with an extended coverage endorsement, or for any business interruption, and there shall be no subrogated claim by one party's insurance carrier against the other party arising out of any such loss.

9.1      EMINENT DOMAIN

         If a condemning authority takes title by eminent domain or by agreement in lieu thereof to the entire Building or a portion sufficient to render the premises unsuitable for LESSEE'S use, then either party may elect to terminate this LEASE effective on the date that possession is taken by the condemning authority. Rent shall be reduced for the remainder of the term in an amount proportionate to the reduction in the area of the Premises caused by the taking. All condemnation proceeds shall belong to LESSOR, and LESSEE shall have no claim against LESSOR or the condemnation award because of the taking.

10.1     ASSIGNMENT AND SUBLETTING

         This LEASE shall bind and inures to the benefit of the parties, their respective heirs, successors, and assigns, provided that LESSEE shall not assign its interest under this LEASE or sublet all or any portion of the Premises without first obtaining LESSOR'S consent in writing. This provision shall apply to all transfers by operation of law including but not limited to mergers and changes in control of LESSEE. No assignment or subletting shall relieve LESSEE of its obligation to pay rent or perform other obligations required by this LEASE, and no consent to one assignment or subletting shall be a consent to any further assignment or subletting. LESSOR shall not unreasonably withhold its consent to any


                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A
assignment, or to subletting provided the subrental rate or effective rental paid by the assignee is not less than the current scheduled rental rate of the Building for comparable space and the proposed LESSEE is compatible with LESSOR'S normal standards for the Building. If LESSEE proposes a subletting or assignment to which LESSOR is required to consent under this paragraph, LESSOR shall have the option of terminating this LEASE and dealing directly with the proposed sublessee or assignee, or any third party. If an assignment or subletting is permitted, any cash profit, or the net value of any other consideration received by LESSEE as a result of such transaction shall be paid to LESSOR promptly following its receipt by LESSEE. LESSEE shall pay any costs incurred by LESSOR in connection with a request for assignment or subletting, including reasonable attorneys' fees.

11.1     DEFAULT

         Any of the following shall constitute a default by LESSEE under this
LEASE:

         (a) LESSEE'S failure to pay rent or any other charge under this LEASE within 10 days after it is due, or failure to comply with any other term or condition within 10 days following written notice from LESSOR specifying the noncompliance. If such noncompliance cannot be cured within the 10 day period, this provision shall be satisfied if LESSEE commences correction within such period and thereafter proceeds in good faith and with reasonable diligence to effect compliance as soon as possible. Time is of the essence in the performance of this LEASE.

         (b) The making by LESSEE of any general assignment or general arrangement for the benefit of creditors; or the filing by or against LESSEE of a petition to have LESSEE adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against LESSEE, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially of all LESSEE'S assets located at the Premises or of LESSEE'S interest in this Lease, where possession is not restored to LESSEE within thirty (30) days; or the attachment, execution, or other judicial seizure of substantially all of LESSEE'S assets located at the Premises or of LESSEE'S interest in this Lease, where such seizure is not discharged within thirty (30) days.

         (c) Assignment or subletting by LESSEE in violation of Paragraph 10.1.

         (d) Vacation or abandonment of the Premises without the written consent of LESSOR.

11.2     REMEDIES FOR DEFAULT

         In case of default as described in Paragraph 11.1, LESSOR shall have the right to the following remedies which are intended to be cumulative and in addition to any other remedies provided under applicable law:

         (a) LESSOR may terminate the LEASE and retake possession of the Premises. Following such retaking of possession, efforts by LESSOR to relet the premises shall be

                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A
sufficient if LESSOR follows its usual procedures for finding tenants for the space at rates not less than the current rates for other comparable space in the Building. If LESSOR has other vacant space in the Building, prospective tenants may be placed in such other space without prejudice to LESSOR'S claim to damages of loss of rental from LESSEE.

         (b) LESSOR may recover all damages caused by LESSEE'S default which shall include an amount equal to rentals lost because of the default, lease commissions paid for this LEASE, the unamortized cost of any tenant improvements installed by LESSOR to meet LESSEE'S special requirements and the cost of any clean up, refurbishing, lock changes and removal of the LESSEE'S property and fixtures. LESSOR may sue periodically to recover damages as they occur throughout the lease term, and no action for accrued damages shall bar a later action for damages subsequently accruing. LESSOR may elect in any one action to recover accrued damages plus damages attributable to the remaining term of the lease. Such damages shall be measured by the difference between the rent under this LEASE and the reasonable rental value of the Premises for the remainder of the term, discounted to the time of judgment at the prevailing interest rate on judgments.

         (c) LESSOR may make any payment or perform any obligation which LESSEE has failed to perform, in which case LESSOR shall be entitled to recover from LESSEE upon demand all amounts so expended, plus interest from the date of the expenditure at the rate of one-and-one-half percent (1 1/2) per month. Any such payment or performance by LESSOR shall not waive LESSEE'S default.

12.1     SURRENDER

         On expiration or early termination of this LEASE, LESSEE shall deliver all keys to LESSOR to avoid a minimum lock change charge of $80.00 per lock and surrender the Premises broom clean and in the same condition as at the commencement date of the term subject only to reasonable wear from ordinary use. LESSEE shall remove all of its furnishings and trade fixtures that remain its property and restore all damage resulting from such removal. Failure to remove shall be an abandonment of the property and LESSOR may dispose of it in any manner without liability and LESSEE shall pay a reasonable charge for such removal and disposal. If LESSEE fails to vacate the Premises when required, including failure to remove all its personal property, LESSOR may elect either;
(1) to treat LESSEE as a tenant from month to month, subject to all the provisions of this LEASE except that rent shall be one-and-one-half (1 1/2) times the total rent being charged when the lease term expired; or (2) to eject LESSEE from the Premises and recover damages caused by wrongful holdover. During the period of sixty (60) days prior to the termination date of this LEASE, the LESSOR may post on said premises or in the windows thereof signs of appropriate size notifying the public that the premises are "For Lease."

13.1     REGULATIONS

         LESSOR shall have the right (but shall not be obligated) to make, revise, and enforce regulations or policies consistent with this LEASE for the purpose of promoting safety, order,

                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A
economy, cleanliness, and good service to all tenants of the Building. All such regulations and policies shall be complied with as if part of this LEASE.

14.1     ACCESS

         During times other than normal Building hours LESSEE'S officers and employees or those having business with LESSEE may be required to identify themselves or show passes in order to gain access to the Building. LESSOR shall have no liability for permitting or refusing to permit access by anyone. LESSOR shall have the right to enter upon the Premises at any time by passkey or otherwise to determine LESSEE'S compliance with this LEASE, to perform necessary services, maintenance and repairs to the Building or the Premises, examine the condition of the Leased Space, to show the Premises to any prospective tenant or purchasers or for any other lawful purpose. Except in the case of emergency, such entry shall be at such times and in such manner as to minimize interference with the reasonable business use of the Premises by LESSEE.

14.2     FURNITURE AND BULKY ARTICLES

         LESSEE shall move furniture and bulky articles in and out of the Building or make independent use of the elevators only at times approved by LESSOR following at least 24 hours' advance written notice to LESSOR of the intended move. LESSOR will not unreasonably withhold its consent under this paragraph. Items of 1,000 pounds or greater shall require LESSOR'S approval.

15.1     NOTICES

         Notices between the parties relating to this LEASE shall be in writing, effective when delivered, or if mailed, effective on the second day following mailing, postage prepaid, to the address for the party stated in this LEASE or to such other address as either party may specify by written notice to the other. Notice to LESSEE may always be delivered to the Premises. Rent shall be payable to LESSOR at the LESSOR'S address and in the same manner, but shall be considered paid only when received.

16.1     SUBORDINATION

         This LEASE shall be subject and subordinate to any mortgages, deeds of trust, or land sale contracts (hereafter collectively referred to as encumbrances) now existing against the Building. At LESSOR'S option this LEASE shall be subject and subordinate to any future encumbrance hereafter placed against the Building (including the underlying land) or any modifications of existing encumbrances, and LESSEE shall execute such documents as may reasonably be requested by LESSOR or the holder of the encumbrance to evidence this subordination.


                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A

16.2     TRANSFER OF BUILDING

         If the Building is sold or otherwise transferred by LESSOR or any successor, LESSEE shall attorn to the purchaser or transferee and recognize it as the LESSOR under this LEASE, and, provided the purchaser assumes all obligations hereunder, the transferor shall have no further liability hereunder.

16.3     ESTOPPELS

         Either party will within 20 days after written notice from the other execute, acknowledge and deliver to the other party a certificate certifying whether or not this LEASE has been modified and is in full force and effect; whether there are any modifications or alleged breaches by any other party; the dates to which rent has been paid in advance, and the amount of any security deposit, LEASE CONSIDERATION, or prepaid rent; and any other facts that may reasonably be requested. Failure to deliver the certificate within the specified time shall be conclusive upon the party of whom the certificate was requested that the lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. If requested by the holder of any Encumbrance, or any ground LESSOR, LESSEE will agree to give such holder or LESSOR notice of and an opportunity to cure any default by LESSOR under this LEASE.

17.1     ATTORNEYS FEES

         In any litigation arising out of this LEASE, the prevailing party shall be entitled to recover, in addition to costs and disbursements, attorneys' fees at trial and on any appeal.

18.1     QUIET ENJOYMENT

         LESSOR warrants that so long as LESSEE complies with all terms of this LEASE, it shall be entitled to peaceable and undisturbed possession of the Premises free from any eviction or disturbance by LESSOR.

19.1     COMPLETE AGREEMENT

         This LEASE and the attached Exhibits and Schedules constitute the entire agreement of the parties and supersede all prior written and oral agreements and representations. Neither LESSOR nor LESSEE is relying on any representations other than those expressly set forth herein.

20.1     CHAIR MATS

         LESSEE shall provide, at LESSEE'S expense, chair mats for all desk rolling chairs within the leased space and will be responsible for carpet wear caused by chairs which could have been avoided by the use of chair mats.


                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A

21.1     PARKING

         LESSEE acknowledges that the building has no on-site parking available and that no on-site parking privileges are provided by LESSOR other than what may be stated in this Lease document under a special section entitled parking concessions.

22.1     COMMON AREA

         Where the Building has a common entrance or meeting room, the LESSEE may use these facilities at no cost on a first-come, first-serve basis by contacting the LESSOR and reserving the room in advance. Abusing the privileges of the rooms may result in the loss of said use.

23.1     NOTICE OF NON-RENEWAL

         The LESSEE shall give the LESSOR written notice of LESSEE'S intent regarding the expiration of the LEASE not more than ninety (90) days and not less than sixty (60) days prior to the expiration date of this LEASE. In the event the LESSEE fails to give written notice within the prescribed time frame, the expiring LEASE shall be automatically extended, at the option of the LESSOR, for an additional six (6) month term. The same notice requirement shall apply to the new expiration date of the LEASE. In the event that LESSEE again fails to give written notice within the prescribed time frame, the expiring LEASE shall be automatically extended, at the option of the LESSOR, for an additional one
(1) year term. It is agreed that the extension shall not be considered a holdover and that the LESSEE'S rent would be adjusted by the Consumer Price Index (CPI) for all U.S. Cities average for the previous 12-month period or the established marketed building rental rate for a one (1) year lease term, whichever is greater. An equal amount shall be paid to bring the LEASE CONSIDERATION up to an equal amount of the current months rent.

24.1 NOTICE TO OWNERS, BUYS, AND TENANTS REGARDING HAZARDOUS WASTES OR SUBSTANCES UNDERGROUND STORAGE TANKS

         Comprehensive Federal and State laws and regulations have been enacted in the last few years in an effort to develop controls over the use, storage, handling, cleanup, removal and disposal of hazardous wastes or substances. Some of these laws and regulations, such as, for example, the so-called "Superfund Act", provide for broad liability schemes wherein an owner, tenant or other user of the property may be liable for cleanup costs and damages regardless of fault. Other laws and regulations set standards for the handling of asbestos or establish requirements for the use, modification, abandonment or closing of underground storage tanks.

         It is not practical or possible to list all such laws and regulations in this Notice. Therefore, owners, buyers and tenants are urged to consult legal counsel to determine their respective rights and liabilities with respect to the issue described in this Notice as well as all other aspects of the proposed transaction. If hazardous wastes or substances have been, or are

                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A
going to be used, stored, handled or disposed of on the property, or if the property has or may have underground storage tanks, it is essential that legal and technical advice be obtained to determine, among other things, what permits and approvals have been or may be required, if any, the estimated costs and expenses associated with the use, storage, handling, cleanup, removal or disposal of the hazardous wastes or substances and what contractual provisions and protections are necessary or desirable. It may also be important to obtain expert assistance for site investigations as to the likelihood of hazardous wastes or substances, or underground storage tanks being on the property.

         Although AMERICAN PROPERTY MANAGEMENT CORP. will disclose any knowledge it actually possesses with respect to the existence of hazardous wastes or substances, or underground storage tanks on the property. AMERICAN PROPERTY MANAGEMENT CORP. has not made investigations or obtained reports regarding the subject matter of this Notice, except as may be described in a separate written document signed by AMERICAN PROPERTY MANAGEMENT CORP. AMERICAN PROPERTY MANAGEMENT CORP. makes no representations regarding the existence or nonexistence of hazardous wastes or substance, or underground storage tanks on the property. You should contact a professional, such as a civil engineer, geologist, industrial hygienist or other persons with experience in these matters to advise you concerning the property.

         The term "hazardous wastes or substances" is used in this Notice in its very broadest sense and includes, but is not limited to petroleum base products, paints and solvents, lead cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, asbestos, PCBs and other chemical products. Hazardous wastes or substances and underground storage tanks may be present on all types of real property. This Notice is therefore meant to apply to any transaction involving any type of real property, whether improved or unimproved.

25.1     MODIFICATION

         This LEASE may not be modified except by endorsement in writing attached to this LEASE, dated and signed by all the parties hereto, and LESSOR shall not be bound by any oral or written statement of any servants, agent, or employees modifying this LEASE.

26.1     PARTIES AFFECTED

         The rights, liabilities and remedies provided for herein shall extend to the heirs, legal representatives, successors and, so far as the terms of this LEASE permit, assigns of the parties hereto, and the words "LESSOR" and "LESSEE" and their accompanying verbs or pronouns, wherever used [illegible] may be or become parties hereto.

27.1     SECURITY

         LESSEE and not LESSOR, is responsible for security of the Leased Space. Any breach in security of the Leased Space, common areas, common access doors, and/or elevators shall not constitute an eviction of the LESSEE or relieve LESSEE from any of LESSEE'S

                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A
obligations under this LEASE. All tenants shall have the responsibility for maintaining the security to common access.

28.1     RIGHT TO RELOCATE

         LESSOR hereby reserves the right of any time during the term hereof to change the location of the LEASED Premises in the building or other acceptable property as may be required. In the event LESSOR elects to exercise the forgoing option it shall advise LESSEE with sixty (60) days prior written notice of its intention. If LESSEE does not accept relocation space this LEASE will terminate at end of sixty (60) day notice period. LESSEE hereby agrees to be bound by its election to relocate or terminate this LEASE and, further, to execute upon receipt from LESSOR, whatever amendments or other instruments may be required to correctly reflect the foregoing change and/or alterations. LESSOR shall relocate LESSEE at LESSOR'S sole expense. LESSEE shall be relocated to a premise of like kind and quality.

29.1     RENTAL ADJUSTMENT

         N/A DELETED IN ITS ENTIRETY

29.2     RENTAL ADJUSTMENT DATES

         NONE

29.2     SMOKING - ENTIRE NON-SMOKING BUILDING

         The building in which the LEASED space is located has been designated as an entire NON-SMOKING building. This includes all areas of the building, both common areas as well as individual tenant spaces. Thus, smoking in the LEASED area is not permitted. Because of the fact that some tenants' leases were in existence prior to the adoption of the entire building non-smoking policy, these tenants have the rights, if they choose, to smoke in their LEASED space only, but do have a LEASE obligation to provide smokeless ashtrays and/or an air purification system that will filter air within the space to the extent that it is economically feasible. LEASES for all new tenants moving into the building will incorporate the entire non-smoking building policy and will prohibit these new tenants under their LEASE from smoking in all areas of the building.

31.1     LIGHT AND AIR

         This LEASE does not grant any rights of access to light and air over the Property.

32.1     COMMON AREA RESTROOMS

         LESSEE to have access to building common area restrooms only during building hours of operation.


                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A

33.1     WAIVER

         Any waiver by the LESSOR of any breach of any covenant herein contained to be kept and performed by the LESSEE shall not be deemed or considered as a continuing waiver, and shall not operate to bar or prevent the LESSOR from declaring a forfeiture for any succeeding breach, either of the same condition or covenant or otherwise.

34.1     PERSONAL GUARANTY

         See Exhibit "A"

35.1     INTERIOR DESIGN & MODIFICATION

         See Exhibit "B" Space Plan

36.1     LESSOR AGREED TENANT IMPROVEMENTS

         See Exhibit "C" Interior Space Work Agreement

37.1     LESSEE AGREED IMPROVEMENTS

         See Exhibit "D"

                  __X__ None Required

37.2     TELEPHONES

         LESSEE agrees, at its expense, to provide telephone wiring into each individual office of the premises and appropriate common areas. LESSEE agrees that LESSOR shall not be liable for any damages or other liability incurred by LESSEE or any other parties as a result of LESSEE's wiring the premises for telephones. LESSEE further agrees to indemnify and hold harmless LESSOR from any and all liability or claims of LESSEE or others arising or resulting from LESSEE's wiring of the premises for telephones.

38.1     TIME IS OF THE ESSENCE

         LESSOR and LESSEE acknowledge that time is of the essence in the execution of this Lease Agreement in order to allow LESSOR adequate time to complete the agreed upon Tenant Improvements. If the Lease Agreement is not signed, returned (with Lease Consideration and prepaid rent) and accepted by the LESSOR by July 12, 1996, then LESSEE understands that the Tenant Improvements described in the Exhibit "C" Interior Space Work Agreement may not be completed by the Lease Commencement date and LESSEE shall not take possession of premises until said Tenant Improvements are completed.


                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A

39.1     EXPIRATION OF OFFER

         This offer to lease shall be null and void at the sole option of the LESSOR if not returned to LESSOR signed by LESSEE in an acceptable form to LESSOR and accompanied by appropriate funds by July 12, 1996

In construing of this LEASE, it is understood that the LESSOR or LESSEE may be more than one person; that if the context so requires, the singular pronoun shall be taken to mean and include the plural, the masculine, the feminine, and the neuter, and that generally all grammatical changes shall be made, assumed and implied to make the provisions hereof apply equally to corporations and to individuals.

IN WITNESS WHEREOF, the respective parties have executed this instrument in duplicate on this, the day and year first hereinabove written, any corporation signature being by authority of its Board of Directors.


LESSOR:                                      By:  /s/ Rhonda J. Tschida
                                                  ---------------------
AMERICAN PROPERTY MANAGEMENT CORP.           Name:  Rhonda J. Tschida
as agent for and on behalf of                Title:  Vice President Commercial
 WESTON HOLDING CO., L.L.C.                            Property
(Federal Tax ID# 93-1273413*)
Address for Notices:
         P.O. Box 12127
         Portland, Oregon  97212
         2154 N.E. Broadway, #200
         Portland, Oregon  97232             DATE:  7/11/96


LESSEE:

David J. Neff, Individually
                                             By:  /s/ David J. Neff
                                                  -----------------
                                             Name:  David J. Neff, Individually

Address for Notices:
         1016 S.W. Taylor
         Portland, Oregon  97205
                                             DATE:  July 10, 1996
                                                    -------------




                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A

NOTARY:
STATE OF ________________  )
                           )  ss.
County of _______________  )

         The foregoing instrument was acknowledged before me this ____________ day of _____________, 19 __, by the above-named
____________________________________ to be his/her voluntary act and deed.



                                          Notary Public for
                                                            --------------------
                                          My Commission Expires:
                                                                  --------------





                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A

                                   EXHIBIT "A"

                                PERSONAL GUARANTY

                         [Page unavailable in original]












                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A

                                   EXHIBIT "B"

                                  [SPACE PLAN]

                         [Graphic of space floor plan.]










                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A

                                   EXHIBIT "C"

                          INTERIOR SPACE WORK AGREEMENT

                         [Page unavailable in original]











                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit A

[LOGO]

                          American Property Management
                               Commercial Division
                   2154 N.E. Broadway o Portland, Oregon 97232
             Mailing Address: P.O. Box 42127, Portland, Oregon 97212
                    Phone (503) 284-2147 o FAX (603) 287-1587

                                 LEASE EXTENSION

                                 April 10, 1997

AMERICAN PROPERTY MANAGEMENT Account #C-8703-02

It is mutually agreed that the Lease Agreement dated July 9, 1996, between AMERICAN PROPERTY MANAGEMENT as agent for and on behalf of WESTON HOLDING CO., L.L.C. (Lessor), and David J. Neff, Individually (Lessee), for the retail space #1016 in the Jeffrey Center Office Building at 1016 S.W. Taylor, in Portland, Oregon, consisting of approximately 1,902 square feet is hereby modified and extended as follows:

Article 1

The extension term shall be for a period of three (3) years commencing August 1, 1997 and terminating July 31, 2000.

Article 2

Commencing August 1, 1997 the initial base rental for the extension term shall be $1,981.25 per month.

Article 3

The rental adjustment dates will be August 1, 1998 and August 1, 1999 and adjusted as follows:

The rental will be adjusted on the annual anniversary date of the LEASE if the LEASE is for a term of one (1) year or longer. On said anniversary date the rental adjustment will be a five percent (5%) increase over the yearly rental rate paid the current year term now expiring.

Article 4

The following shall replace in its entirety the original Lease Section 11.2, Remedies to Default:

In case of default as described in Section 11.2 of the original Lease, the LESSOR shall have the right to the following remedies which are intended to e cumulative and in addition to any other remedies provided under applicable law:


                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit B

(a) LESSOR may terminate the LEASE and retake possession of the Premises. Following such retaking of possession, efforts by LESSOR to relet the Premises shall be sufficient if LESSOR follows its usual procedure for finding tenants for the space at rates not less than the current rates for other comparable space in the Building. If LESSOR has other vacant space in the Building, prospective tenants may be placed in such other space without prejudice to LESSOR's claim to damages or loss of rental from LESSEE.

(b) LESSOR may recover all damages caused by LESSEE'S default which shall include an amount equal to rentals lost because of the default, lease commissions paid for this LEASE, the unamortized cost of any tenant improvements installed by LESSOR to meet LESSEE'S special requirements and the cost of any clean up, refurbishing, lock changes and removal of the LESSEE'S property and fixtures. LESSOR may sue periodically to recover damages as they occur throughout the lease term, and no action for accrued damages shall bar a later action for damages subsequently accruing. LESSOR may elect in any one action to recover accrued damages plus damages attributable to the remaining term of the lease. Such damages shall be measured based upon the rent due under this LEASE for the remainder of the term, discounted to the time of judgment at the prevailing interest rates on judgments.

(c) LESSOR may make any payment or perform any obligation which LESSEE has failed to perform, in which case LESSOR shall be entitled to recover from LESSEE upon demand all amounts so expended, plus interest from the date of the expenditure at the rate of one-and-one-half percent (1 1/2%) per month. Any such payment or performances by LESSOR shall not waive LESSEE'S default.

Article 5

The following shall replace in it's entirety the original Lease Section 23.1, Notice of Non-Renewal:

The LESSEE shall give the LESSOR written notice of LESSEE'S intent regarding the expiration of the LEASE not more than ninety (90) days and not less than sixty
(60) days prior to the expiration date of this LEASE. In the event the LESSEE fails to give written notice within the prescribed time frame, the LESSOR reserves the right to market and lease the Premises. In the event the LESSEE gives the LESSOR written notice of LESSEE'S intent to renew, but the LESSEE and LESSOR fail to fully execute a Lease Extension within thirty (30) days of the LEASE expiration, the LESSOR reserves the right to market and lease the Premises to another party.

Article 6

LESSEE shall not include anything in LESSEE'S window displays which in LESSOR'S reasonable opinion: (i) may injure the reputation of the retail portion of the Building; (ii) may be offensive to customers of the retail portion of the Building; or (iii) is contrary to the standards of merchandising, marketing, and/or store operation from time to time established by LESSOR for the retail portion of the Building.

                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit B

LESSEE agrees to: (i) maintain the Premises in a clean and orderly fashion; (ii) make all necessary repairs and replacements; and (iii) comply with all of LESSOR'S rules and regulations required to maintain the Premises in a clean and orderly fashion consistent with the use and appearance of the building and in accordance with the provisions of this LEASE. In the event that LESSEE does not conform to these provisions, LESSOR reserves the right, upon reasonable advance written notice, and at LESSEE'S sole cost and expense, to enter the Premises for the specific purpose of rectifying the condition and restoring the Premises to the condition, use, and appearance required by the LESSOR pursuant to this LEASE. Such entry by LESSOR does not constitute LESSOR'S acceptance of LESSEE'S surrender of the Premises.

Article 7

This offer to extend Lessee's Lease shall expire a the sole option of the Lessor if this Lease Extension is not signed and delivered to the Lessor with no changes and accompanied by appropriate pre-paid monies by April 18, 1997.

Article 8

Lessor Agreed Tenant Improvements - See Exhibit "B-1" Space Plan and Exhibit "C-1" Interior Space Work Agreement.

Article 9

[First Line of text illegible]
incorporating all of the terms and conditions contained in the original Lease heretofore made between Lessee and Lessor, or Lessor's predecessor in interest, except as modified by the terms of this Lease Extension. If any provisions contained in this Lease Extension are inconsistent with any other provisions of the original Lease, the provisions in this Lease Extension shall control, unless otherwise provided in this Lease Extension. This Lease Extension is to be attached to the original Lease, which is to be deemed a part of it. This Lease Extension shall not be binding at the sole option of the Lessor if, as of the commencement date of the extension term herein, the Lessee is in default under any of the provisions of the original Lease above described.



                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit B

IN WITNESS WHEREOF

LESSOR:                                     LESSEE:
AMERICAN PROPERTY MANAGEMENT                David J. Neff, Individually
as agent for and on behalf of
WESTON HOLDING CO., L.L.C.

X                                           By: /s/ David J. Neff
 ----------------------------------            ---------------------------------
 Keith Vernon                               Name: David J. Neff
 Senior Vice President                      Title: President
                                                  ------------------------------
 DATE:                                      DATE: 4-18-97
      -----------------------------              --------





                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit B

                            EXHIBIT "B-1" SPACE PLAN

                           David J. Neff, Individually
                             1016 S.W. Taylor Street
                             Portland, Oregon 97205
                               Account #C-8703-02

                                  [Floor Plan]

                               THE JEFFREY CENTER
                                    SUITE 116
                                 1016 SW TAYLOR
                               PORTLAND, OR 97205

                                   Acct. #8703

                        1,902 USABLE SQUARE FEET - TOTAL

                                  [Floor Plan]

Any changes to this Exhibit "B-1" Space Plan are subject to LESSOR'S approval. Any changes to this plan shall be at LESSEE'S cost and expense, shall not delay lease commencement, and may delay LESSEE'S occupancy.





                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit B

                   EXHIBIT "C-1" INTERIOR SPACE WORK AGREEMENT

                       LESSEE: David J. Neff, Individually
   ACCOUNT #: C-8703-02 BUILDING/SUITE #: The Jeffrey Center 1016 S.W. Taylor

                                              ACCEPTED                AGREED               LESSOR           LESSEE
ITEM                                            AS-IS              IMPROVEMENTS            EXPENSE         EXPENSE
----                                            -----              ------------            -------         -------
PAINTING:                                      ___X___           ______None_____           ______          _______
(Building Standard Color)                                        _______________

FLOORCOVERING:                                 ___X___           ______None_____           ______          _______
(Building Standard Carpet Color/Cove                             _______________
Base Color)

VINYL FLOORCOVERING:                           ___X___           ______None_____           ______          _______
(Building Standard Vinyl)                                        _______________

LIGHTING:                                      ___X___           ______None_____           ______          _______
(Building Standard Fixtures)                                     _______________

ELECTRICAL:                                    ___X___           ______None_____           ______          _______
(Building Standard 110 Volt)                                     _______________

CEILING:                                       ___X___           ______None_____           ______          _______
(Building Standard Acoustical Tile)                              _______________

PARTITIONS:                                    ___X___           ______None_____           ______          _______
(Building Standard Sheetrock)                                    _______________

DOORS/FRAMES:                                  ___X___           ______None_____           ______          _______
(Building Standard Quality)                                      _______________

LOCKS/HARDWARE:                                ___X___           ______None_____           ______          _______
(Building Standard Quality)                                      _______________

RELIGHTS:                                      ___X___           ______None_____           ______          _______
(Building Standard Interior)                                     _______________

WINDOWCOVERING:                                ___X___           ______None_____           ______          _______
(Building Standard Interior)                                     _______________

TELEPHONE:                                     ___X___           ______None_____           ______          _______
(Building Standard Mud Rings)                                    _______________

PLUMBING:                                      ___X___           ______None_____           ______          _______


                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit B

OTHER:  None
        ---------------------------------------------------------

If LESSEE is modifying their existing space layout, or expanding their leased premises, it is understood and agreed that all LESSOR Agreed Tenant Improvement work may be performed during normal hours and will not be deemed as an interruption of LESSEE'S business and that AMERICAN PROPERTY MANAGEMENT CORP. assumes no liability for damage to any existing hidden electrical located in the walls, ceiling and/or floors (i.e., electrical for phones, fax, computers, office equipment, etc.) that is not indicated on this agreement and brought to the attention and brought to the attention of AMERICAN PROPERTY MANAGEMENT CORP. prior to the office remodel or is not equipped with an appropriate power surge protection device.














                                            LESSOR INITIAL KRV LESSEE INITIAL DN
                                                           ---                --
                                                                       Exhibit B

[LOGO]

                          American Property Management

                2154 N.E. Broadway - Portland, Oregon 97232-1590
          Mailing Address: P.O. Box 12127, Portland, Oregon 97212-0127
                    Phone (503) 284-2147 - FAX (503)287-1587

                                                     Professional Management of:
                                                     -  Apartments
                                                     -  Office Buildings
                                                     -  Commercial Properties
                                                     -  Industrial Properties
                                                     -  Shopping Centers
                                                     -  Mini-Storage

                            FIRST AMENDMENT TO LEASE

                                  July 30, 1997

AMERICAN PROPERTY MANAGEMENT Account #C-8703-02

The following First Amendment to the Original Lease (LEASE) dated July 9, 1996 and extended on April 10, 1997 between AMERICAN PROPERTY MANAGEMENT CORP. as managing agent and on behalf of WESTON HOLDING CO., L.L.C. (LESSOR) and David J. Neff, Individually (LESSEE) regarding the premises located at 1016 S.W. Taylor Street, Portland, Oregon 97205.

If any provision contained in this First Amendment to Lease are inconsistent with any other provisions of the LEASE, the provisions contained in this First Amendment to Lease shall control, unless otherwise provided in this First Amendment to Lease.

The LEASE shall be amended as follows:

Page One:

The account number shall include #C-8740-02.

The premises shall include Suite #555 at 1020 S.W. Taylor Street, Portland, Oregon 97205 (Expansion Space).

The premises square footage shall increase by 349 rentable square feet.

The base rental shall increase by $349.00 per month commencing August 1, 1997.

The Expansion Space LEASE shall commence for Suite #555 on August 1, 1997.


                                            LESSOR INITIAL     LESSEE INITIAL
                                                           ---                --
                                                                       EXHIBIT C

The LEASE expiration shall be July 31, 2000.

Section #3.1 Lease Consideration:

The Lease Consideration Deposit shall increase by $349.00.

Section #35.1, Interior Design and Modification:

Existing Space, 1016 S.W. Taylor Street shall remain "as is".

Expansion Space, Suite #555 is described on the attached Exhibit "B-1" Space
Plan.

                          Ask our tenants about us(TM)

Section #36.1, Lessor Agreed Tenant Improvements:

Existing premises, 1016 S.W. Taylor Street shall remain "as is".

Expansion Space, Suite #555 shall be improved based on the attached Exhibit "C-1" Interior Space Work Agreement.

Standard of Measurement for Suite #555:

         A.)      Useable Square Footage

                  Is that area from the center of the tenant demising wall to the center of the opposite tenant demising wall which is established by the American National Standard Method of Measurement of Office Floor Space (ANSI Z65.1-1980) and the Building Owners and Manager Association (BOMA).

         B.)      Load Factor

                  Is a percentage of all the Building common areas such as Building lobby, elevator lobbies, common hallways, common restrooms, common utility service closets, common conference room, common canteen kitchen lounge areas and designated smoking areas. Not calculated is vertical floor penetrations such as stairways, elevator shafts or mechanical shafts.

         C.)      Rentable Square Footage

                  Is the calculated useable square footage plus a percentage of the common area of the building. The total of the two equal rentable square footage.

                  Formula:

                  Expansion Space, Suite #555

                  317 useable square feet - 10% Load Factor = 349 rentable square feet


                                            LESSOR INITIAL     LESSEE INITIAL
                                                           ---                --
                                                                       EXHIBIT C

                  Note: The actual common area square footage exceeds the 10% Load Factor of the Lease.

                  These square footages are approximations only and may vary from the actual square footage. Prior to occupancy LESSEE may inspect and measure the Expansion Space to confirm the square footage. As of occupancy LESSEE shall have deemed to have accepted the Expansion Space, and will be deemed to have waived any objection to the square footage approximations set forth herein.

Special Provision:

This First Amendment to Lease does not allow Lessee to provide Internet Service to the tenants in the building.

Expiration of Offer:

This offer to amend the LEASE shall expire at the sole option of the LESSOR if this Lease Agreement is not signed by the LESSEE and delivered to the LESSOR with no changes and accompanied by appropriate prepaid monies by July 31, 1997.

All other terms and conditions of the LEASE shall apply.



LESSOR:                                        LESSEE:
AMERICAN PROPERTY MANAGEMENT CORP.             David J. Neff, Individually
As agent and on behalf of
WESTON HOLDING CO., L.L.C.



X___________________________________           X  /s/ David Neff
                                                ---------------------------
   Keith R. Vernon                             Name: David J. Neff, Individually
   Senior Vice President                       Title: President
                                                      -----------------

Date:______________________                    Date: 8-4-97
                                                     ------------



                                            LESSOR INITIAL     LESSEE INITIAL
                                                           ---                --
                                                                       EXHIBIT C

                    EXHIBIT "B-1" EXPANSION SPACE SUITE #555

                           David J. Neff, Individually
                           1020 S.W. Taylor, Suite 555
                             Portland, Oregon 97205
                               Account #C-8740-02

                                  [Floor Plan]





                                            LESSOR INITIAL     LESSEE INITIAL
                                                           ---                --
                                                                       EXHIBIT C

                   EXHIBIT "C-1" INTERIOR SPACE WORK AGREEMENT

                       LESSEE: David J. Neff, Individually
        ACCOUNT #: C-8740-02 BUILDING/SUITE #: Jeffrey Center/Suite #555

                                              ACCEPTED                AGREED               LESSOR           LESSEE
ITEM                                            AS-IS              IMPROVEMENTS            EXPENSE         EXPENSE
----                                            -----              ------------            -------         -------
PAINTING:                                      ___X___           ______None_____           ______          _______
(Building Standard Color)                                        _______________

FLOORCOVERING:                                 ___X___           ______None_____           ______          _______
(Building Standard Carpet Color/Cove                             _______________
Base Color)

VINYL FLOORCOVERING:                           ___X___           ______None_____           ______          _______
(Building Standard Vinyl)                                        _______________

LIGHTING:                                      ___X___           ______None_____           ______          _______
(Building Standard Fixtures)                                     _______________

ELECTRICAL:                                    ___X___           ______None_____           ______          _______
(Building Standard 110 Volt)                                     _______________

CEILING:                                       ___X___           ______None_____           ______          _______
(Building Standard Acoustical Tile)                              _______________

PARTITIONS:                                    ___X___           ______None_____           ______          _______
(Building Standard Sheetrock)                                    _______________

DOORS/FRAMES:                                  ___X___           ______None_____           ______          _______
(Building Standard Quality)                                      _______________

LOCKS/HARDWARE:                                ___X___           ______None_____           ______          _______
(Building Standard Quality)                                      _______________

RELIGHTS:                                      ___X___           ______None_____           ______          _______
(Building Standard Interior)                                     _______________

WINDOWCOVERING:                                ___X___           ______None_____           ______          _______
(Building Standard Interior)                                     _______________

TELEPHONE:                                     ___X___           ______None_____           ______          _______
(Building Standard Mud Rings)                                    _______________

PLUMBING:                                      ___X___           ______None_____           ______          _______



                                            LESSOR INITIAL     LESSEE INITIAL
                                                           ---                --
                                                                       EXHIBIT C

HVAC:                                          _______           HVAC units to be          ___X___         _______
                                                             operational, if repairs
                                                               are required will be
                                                                 performed after
                                                                 August 1, 1997.


If LESSEE is modifying their existing space layout, or expanding their leased premises, it is understood and agreed that all Lessor Agreed Tenant Improvement work may be performed during normal hours and will not be deemed as an interruption of LESSEE'S business and that AMERICAN PROPERTY MANAGEMENT CORP. assumes no liability for damage to any existing hidden electrical located in the walls, ceiling and/or floors (i.e., electrical for phones, fax, computers, office equipment, etc.) that is not indicated on this agreement and brought to the attention of AMERICAN PROPERTY MANAGEMENT CORP. prior to the office remodel or is not equipped with an appropriate power surge protection device.

If any provisions contained in this Exhibit "C-1" Interior Space Work Agreement are inconsistent with any other provisions contained in this LEASE (ie: Exhibit "B-1" Space Plan), the provisions contained in this Exhibit "C-1" Interior Space Work Agreement shall control.




                                            LESSOR INITIAL     LESSEE INITIAL
                                                           ---                --
                                                                       EXHIBIT C

[LOGO]

                          AMERICAN PROPERTY MANAGEMENT
                   2154 N.E. Broadway - Portland, Oregon 97232
             Mailing Address: P.O. Box 12127, Portland, Oregon 97212
                     Phone (503) 284-2147 Fax (503)287-1587

                            SECOND AMENDMENT TO LEASE


                                January 18, 1999


AMERICAN PROPERTY MANAGEMENT Account #C-8703-02


The following Second Amendment to Lease shall amend the original Lease dated July 9, 1996 the Lease Extension dated April 10, 1997 and the First Amendment to Lease dated July 30, 1997 (collectively the LEASE) between AMERICAN PROPERTY MANAGEMENT CORP. as agent for and on behalf of WESTON HOLDING CO., L.L.C., ("LESSOR") and David J. Neff, Individually, ("LESSEE") regarding the Premises located at 1016 SW Taylor Street, Portland, Oregon 97205 the ("LEASE").

If any provisions contained in this Second Amendment to Lease are inconsistent with any other provisions of the LEASE, the provisions contained in this Second Amendment to Lease shall control, unless otherwise provided in the Second Amendment to Lease.

The LEASE shall be amended as follows:

1.) Page One:

The account number shall include #C-8701-03.

The Premises shall include 1008 SW Taylor Street (Expansion Space).

The Premises square footage shall increase by 457 useable square feet.

The base rental shall increase by $533.17 per month commencing February 6, 1999.

The Expansion Space LEASE shall commence for 1008 SW Taylor Street on February 6, 1999.

The LEASE expiration for the initial Premises and the Expansion Space shall be January 31, 2002.

2.) Section #3.1, Lease Consideration:

The initial Lease Consideration Deposit shall increase by $587.82.

                                      (1)
                                                                       EXHIBIT D

3.) Section #35.1, Interior Design and Modification:

Initial Premises, 1016 SW Taylor Street shall remain "as is".

Expansion Space, 1008 SW Taylor Street shall be improved based on the attached Exhibit "B" Space Plan.

4.) Section #36.1, Lessor Agreed Tenant Improvements:

Initial Premises, 1016 SW Taylor Street shall remain "as is".

Expansion Space, 1008 SW Taylor Street shall be improved based on the attached Exhibit "C-2" Interior Space Work Agreement for 1008 SW Taylor Street.

If any provisions contained in this Exhibit "C-2" Interior Space Work Agreement are inconsistent with any other provisions contained in this LEASE (ie: Exhibit "B" Space Plan), the provisions contained in this Exhibit "C-2" Interior Space Work Agreement shall control.

5.) Floor Plan:

                  See attached Exhibit "E" Floor Plan.

6.) Article 3:

The following shall replace in its entirety Article 3 of the Lease Extension date April 10, 1997.

Effective August 1, 1999 the rental amount shall be $2,717.50 per month.

Effective thereafter the base rental amount shall be increased by the percentage increase in the yearly Consumer Price Index for US City average (all urban consumer) using a base of May 1999 and the same Consumer Price Index as of May 2000, and on the same month of each year for the remaining lease term. Such information will be secured from the US Bureau of Labor Statistics. Said increase shall be subject to a minimum annual increase of 3% and a maximum annual increase of 5%.

The rental adjustment dates shall be August 1, 2000 and August 1, 2001.

7.) Special Provision #1:

It is acknowledged and agreed that the LESSOR will not guarantee the temperature ranges in the Expansion Space due to the LESSEE'S installation of heat generating equipment and no additional heating or cooling shall be provided by the LESSOR. It shall be the LESSEE'S sole responsibility for any changes necessary in the heating ventilation and air conditioning system to accommodate the heat generating equipment at LESSEE'S sole cost and expense. The existing heating ventilation and air conditioning system are provided "as-is".


                                      (2)
                                                                       EXHIBIT D

8.) Special Provision #2:

This Second Amendment to Lease is contingent upon the termination of the existing Lease Agreement between the LESSOR and N.B. & S., Inc. for 1008 SW Taylor Street.

9.) Special Provision #3:

Upon the commencement date of the Expansion Space it is agreed that the LESSEE will have no further lease obligation for Suite #555 at 102 SW Taylor Street as described in the First Amendment to Lease dated July 30, 1997 subject to the LESSEE completely vacating Suite #555. LESSEE agrees to completely vacate Suite #555 on or before February 6, 1999 or upon the commencement date of base rental for 1008 SW Taylor Street whichever occurs first.

10.) Expiration of Offer:

This offer to amend the LEASE shall expire at the sole option of the LESSOR if this Lease Agreement is not signed by the LESSEE and delivered to the LESSOR with no changes and accompanied by appropriate prepaid monies by January 22, 1999.

11.) Notice of Non Renewal:

Section 23-1 of the original Lease dated July 9, 1997 shall be deleted in it's entirety.


All other terms and conditions of the LEASE shall apply:


LESSOR:                                           LESSEE:
AMERICAN PROPERTY MANAGEMENT                      DAVID J. NEFF, Individually
CORP., as Agent for and on behalf of
WESTON HOLDING CO. L.L.C.


X/s/ Douglas D. Lindholm                          X/s/ David J. Neff
 ----------------------------                      ----------------------
     Douglas D. Lindholm                            David J. Neff, Individually
     Vice President of Commercial Property

Date:  1/20/99                                    Date: 1/19/99
       ------------                                     ------------




                                      (3)
                                                                       EXHIBIT D

                 EXHIBIT "B" SPACE PLAN FOR THE EXPANSION SPACE

                           David J. Neff, Individually
                              1008 SW Taylor Street
                             Portland, Oregon 97205
                               Account #C-8701-03

                                  [Floor Plan]







Any changes to this Exhibit "B" Space Plan are subject to LESSOR'S approval. Any changes to this plan shall be at LESSEE'S sole cost and expense, shall not delay lease commencement, and may delay LESSEE'S occupancy.



                                                                       EXHIBIT D

                   EXHIBIT "C-2" INTERIOR SPACE WORK AGREEMENT

                       LESSEE: David J. Neff, Individually
      ACCOUNT #: C-8701-03 BUILDING/SUITE #: Jeffrey Center 1008 SW Taylor

                                              ACCEPTED                AGREED               LESSOR           LESSEE
ITEM                                            AS-IS              IMPROVEMENTS            EXPENSE         EXPENSE
----                                            -----              ------------            -------         -------
PAINTING:                                        ___          Paint premises, color           X            _______
(Building Standard Color)                                       to be Stream Gray.            -

FLOORCOVERING:                                   ___          Carpet premises, color          X            _______
(Building Standard Carpet Color/Cove                               to be Lynx.                -
Base Color)

VINYL FLOORCOVERING:                              X                    None                ______          _______
(Building Standard Vinyl)                         -                    ----

LIGHTING:                                        ___                   None                ______          _______
(Building Standard Fixtures)                                           ----

ELECTRICAL:                                      ___             Provide five (5)             X            _______
(Building Standard 110 Volt)                                   dedicated four plug            -
                                                             outlets where indicated
                                                               on Exhibit "B" Space
                                                                       Plan

CEILING:                                         ___          Replace all broken and          X            _______
(Building Standard Acoustical Tile)                           stained ceiling tiles.          -

PARTITIONS:                                       X                    None                ______          _______
(Building Standard Sheetrock)                     -                    ----

DOORS/FRAMES:                                     X                    None                ______          _______
                                                  -                    ----
(Building Standard Quality)

LOCKS/HARDWARE:                                  ___          All interior doors are          X            _______
(Building Standard Quality)                                    to be supplied with            -
                                                             passage door knobs only
                                                              (no locks). Lessor to
                                                              provide 3 suite entry
                                                                    door keys.

RELIGHTS:                                         X                    None                ______          _______
(Building Standard Interior)                      -                    ----

WINDOWCOVERING:                                  ___           Remove existing bars           X            _______
(Building Standard Interior)                                     from store front             -
                                                                     windows.


                                      (5)
                                                                       EXHIBIT D


TELEPHONE:                                        X                    None                ______          _______
(Building Standard Mud Rings)                     -                    ----

PLUMBING:                                         X                    None                ______          _______
                                                  -                    ----

Note: LESSEE acknowledges that LESSOR will be performing the above described work during normal business hours. LESSEE agrees to move all furniture and equipment at least three (3) feet away from work areas.

If LESSEE is modifying their existing space layout, or expanding their leased premises, it is understood and agreed that all Lessor Agreed Tenant Improvement work may be performed during normal business hours and will not be deemed as an interruption of LESSEE'S business and that AMERICAN PROPERTY MANAGEMENT CORP. assumes no liability for damage to any existing hidden electrical located in the walls, ceiling and/or floors (i.e., electrical for phones, fax, computers, office equipment, etc.) that is not indicated on this agreement and brought to the attention and brought to the attention of AMERICAN PROPERTY MANAGEMENT CORP. prior to the office remodel or is not equipped with an appropriate power surge protection device.


                                      (6)
                                                                       EXHIBIT D

                             EXHIBIT "E" FLOOR PLAN

                           David J. Neff, Individually
                              1008 SW Taylor Street
                             Portland, Oregon 97205
                               Account #C-8701-03

                                  [Floor Plan]







The above Floor Plan is meant to show the approximate location of the Premises in relation to the rest of the floor only. It may not show an accurate as-built drawing and is not meant for tenant improvement purposes.







                                      (7)
                                                                       EXHIBIT D